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                                                                   EXHIBIT 10.24

                              SEVENTH AMENDMENT TO
                        NON-QUALIFIED STOCK OPTION PLAN
                          FOR NON-EXECUTIVE EMPLOYEES


         THIS SEVENTH AMENDMENT (the "Seventh Amendment") is made effective as of the 20th day of January, 2000, by PER-SE TECHNOLOGIES, INC., a Delaware corporation formerly known as Medaphis Corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company has previously adopted the Medaphis Corporation Non-Qualified Stock Option Plan for Non-Executive Employees, as amended (the "Plan"); and

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has duly authorized an amendment of the Plan to reflect the recent name change of the Company, and to increase the number of shares available for grant pursuant to the Plan from 2,333,333 shares (as adjusted to reflect a one-for-three reverse stock split effective November 23, 1999) to 2,518,333 shares.

         NOW, THEREFORE, the Plan is hereby amended by deleting the name "Medaphis Corporation" from the Plan and replacing such name with the name "Per-Se Technologies, Inc."

         FURTHER, Section 3 of the Plan is hereby amended by deleting Section 3 of the Plan in its entirety and replacing it with the following:

                                   SECTION 3.

                         SHARES RESERVED UNDER THE PLAN

                           "There shall be 2,518,333 shares of Stock reserved
                  for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan."

         FURTHER, except as specifically amended by this Seventh Amendment, the Plan shall remain in full force and effect as prior to this Seventh Amendment.





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         IN WITNESS WHEREOF, the Company has caused this Seventh Amendment to be effective as of the day and year first above written.

                                   PER-SE TECHNOLOGIES, INC.



                                   By:/s/ ALLEN W. RITCHIE
                                      -----------------------------------------
                                      Allen W. Ritchie
                                      President and Chief Executive Officer


ATTEST:



By:/s/ RANDOLPH L. M. HUTTO
   -----------------------------
   Randolph L. M. Hutto
   Secretary


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